Exhibit 99.1

WPCS Announces Adjournment of

Special Meeting of Stockholders to January 30, 2018

Company Close to Securing the Votes Required to Consummate Merger with DropCar and Urges Stockholders to Vote

SUISUN, CA - (Globe Newswire) - January 17, 2018 - WPCS International Incorporated (NASDAQ:WPCS) (“WPCS”) announced that the Special Meeting of WPCS Stockholders (the “Special Meeting”), scheduled for January 17, 2018, was convened and adjourned, without any vote being taken (other than the vote to adjourn the meeting), to 9:30 a.m. Eastern Standard Time on January 30, 2018, at the offices of Morse, Zelnick, Rose & Lander, LLP, located at 825 Third Avenue, 16th Floor, New York, NY 10022, to allow additional time for stockholders to vote on the proposals set forth in the WPCS prospectus/proxy statement/information statement, dated December 14, 2017 and filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b)(3) on December 18, 2017 (the “Proxy Statement”), including approval of the matters necessary to complete the proposed merger of DropCar, Inc. (“DropCar”) with and into DC Acquisition Corporation (“Merger Sub”), a wholly-owned subsidiary of WPCS (the “Merger”). To date, WPCS management has invested significant time and effort and WPCS has incurred significant expenses relating to the proposed Merger. If the Merger is not consummated because the WPCS stockholders do not approve the proposals set forth in the Proxy Statement, WPCS may have to pay a $250,000 termination fee to DropCar.

Sebastian Giordano, Chief Executive Officer of WPCS, stated, “The votes received to date have been overwhelmingly in favor of the Merger and the related transactions, including the proposal to effect a reverse stock split of the outstanding shares of WPCS common stock, if necessary, for the combined company to qualify for listing on the NASDAQ Capital Market immediately following the Merger. However, we have not yet received the requisite number of votes to approve the proposed reverse stock split and the proposed change of WPCS’ corporate name to “DropCar, Inc.”, which are currently conditions to the closing of the Merger. Accordingly, we are concerned, that some of our stockholders may not realize how important their individual votes are to the approval of certain proposals necessary to complete the Merger. Therefore, we are urging all holders of shares of WPCS common stock as of the Record Date of the Special Meeting (December 14, 2017) to vote their proxies as soon as possible. The WPCS board of directors has approved the proposed transaction, and we continue to believe the proposed combination will benefit WPCS stockholders through the ownership of shares in a company in a new and fast-growing market (i.e., automobile support services) with technology and substantial upside opportunity.” To qualify for listing on the NASDAQ Capital Market, WPCS’ stock price following the Merger must be at least $4.00. The closing price of a share of WPCS common stock on January 16, 2018 was $1.20.

YOUR PARTICIPATION IS IMPORTANT—PLEASE VOTE TODAY!

The Special Meeting has been called for the following purposes: (1) to consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of September 6, 2017, among WPCS, DropCar and Merger Sub as amended (“Proposal No. 1”), (2) to consider and vote upon a proposal to approve an amendment to the WPCS certificate of incorporation to change the corporate name of the company from WPCS International Incorporated to DropCar, Inc. (“Proposal No. 2”), (3) to consider and vote upon a proposal to approve an amendment to the WPCS certificate of incorporation to effect a reverse stock split of the outstanding shares of the WPCS common stock within a range of every 1.5 to 10 (or any number in between) of outstanding shares of WPCS common stock being combined and reclassified into one share of WPCS common stock (“Proposal No. 3”), (4) to consider and vote upon a proposal to approve amendments to the WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan (the “Plan”), including to increase the total number of shares of WPCS common stock currently available for issuance under the Plan by 6,450,000 shares prior to giving effect to any reverse stock split effected in connection with the Merger (“Proposal No. 4”) and (5) to consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of Proposals No. 1-4 (“Proposal No. 5”).

At the time the Special Meeting was adjourned, proxies have been submitted by stockholders representing approximately 46.9% of the outstanding shares of WPCS common stock outstanding and entitled to vote at the Special Meeting. Of the proxies received, approximately 97.6% are in favor of Proposal No. 1, approximately 98.0% are in favor of Proposal No. 2, approximately 84.7% are in favor of Proposal No. 3., approximately 87.5% are in favor of Proposal No. 4 and approximately 89.9% are in favor of Proposal No. 5. Proposals No. 2 and 3 require the approval of stockholders owning a majority of the issued and outstanding shares of WPCS common stock. At the time the Special Meeting was adjourned, approximately 46.0% and 39.7% of the outstanding shares of WPCS common stock had voted in favor of Proposal No. 2 and Proposal No. 3, respectively. WPCS and its authorized participants in the solicitation of proxies from WPCS stockholders for the Special Meeting are using diligent efforts to solicit proxies from the WPCS stockholders. However, there can be no assurances that their solicitation efforts will be successful.

The Record Date for the Special Meeting remains December 14, 2017. Stockholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. WPCS stockholders as of the Record Date can vote, even if they have subsequently sold their shares.

The WPCS board of directors and management respectfully request all WPCS stockholders as of the Record Date to please vote and send their proxies as soon as possible.

No changes have been made in the proposals to be voted on by stockholders at the Special Meeting. WPCS STRONGLY ADVISES ALL ITS STOCKHOLDERS TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS RELATING TO THE SPECIAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC WEBSITE AT www.sec.gov. In addition, copies of the Proxy Statement and other documents may be obtained free of charge by directing a written request to: WPCS International Incorporated, 521 Railroad Way, Suisun City, CA 94585, Attention: Chief Financial Officer.

If the number of additional shares voted between now and the adjourned meeting is not sufficient to approve all the Proposals, WPCS intends to adjourn the Special Meeting again, which may be costly.

Voting Instructions

All WPCS stockholders as of the Record Date can vote, even if they have subsequently sold their shares, and WPCS encourages stockholders to do so before 11:59 p.m. Eastern Standard Time on January 29, 2018. Stockholders are reminded that their vote is extremely important and are urged to complete, sign, date and mail the proxy card at their earliest convenience. Stockholders may also submit a proxy by telephone or via the Internet by following the instructions printed on the proxy card.

If you need any assistance in voting your shares, please call our proxy solicitor, Alliance Advisors at 855-973-0095.

Additional Information and Where You Can Find It

In connection with the proposed Merger, WPCS filed a registration statement on Form S-4, which contains a proxy statement/ prospectus /information statement was declared effective by the SEC on December 14, 2017 (SEC File No. 333-220891). Investors and securityholders of WPCS and DropCar are urged to read the proxy statement/prospectus/information statement, which contains important information about WPCS and DropCar, before making any voting or investment decision with respect to the proposed Merger. The proxy statement/prospectus/information statement and other relevant materials, and any other documents filed by WPCS with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov.

In addition, investors and securityholders may obtain free copies of the documents filed with the SEC by WPCS by directing a written request to: WPCS International Incorporated, 521 Railroad Way, Suisun City, CA 94585, Attention: Chief Financial Officer.

Participants in Solicitation

WPCS and its directors and executive officers and DropCar and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of WPCS in the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed Merger is included in the Proxy Statement referred to above. Additional information regarding the directors and executive officers of WPCS is also included in WPCS’ Annual Report on Form 10-K for the year ended April 30, 2017, which was filed with the SEC on July 21, 2017. These documents are available free of charge at the SEC’s web site (www.sec.gov) or from WPCS as set forth in the paragraph under the caption “Additional Information and Where You Can Find It” above.

About WPCS

WPCS is a full-service, low-voltage solutions provider, installing and servicing integrated structured cabling, audio-visual and security systems for public services, healthcare, energy and corporate enterprise markets in the United States. The Company delivers end-to-end solutions, superior project management and best-in-class products and technology. For more information about WPCS, please visit www.wpcs.com.

About DropCar

Founded and launched in New York City in 2015, DropCar offers a cloud-based platform and mobile app that help consumers and automotive-related companies reduce the cost, hassles and inefficiencies of owning a car, or fleet of cars, in urban centers. Its technology platform blends the efficiency and scale of cloud computing, machine learning and connected cars with the high-touch of highly trained valets to transport cars to/from fully staffed, secure garages to/from the people (or businesses) who own them. Consumers use DropCar’s mobile app to ease the cost and stress of owning a car in the city. Dealerships, leasing companies, OEMs and shared mobility providers use DropCar’s enterprise platform to reduce costs, streamline logistics and deepen relationships with customers. More information is available at www.dropcar.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements with respect to WPCS’ future growth opportunities and strategic plan. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, other future conditions and the risk factors detailed from time to time in WPCS’ periodic filings with the Securities and Exchange Commission, including without limitation, WPCS’ Annual Report on Form 10-K for the year ended April 30, 2017. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. WPCS’ actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

INVESTOR RELATIONS CONTACT

Investor Relations Department
917.909.6330
IR@wpcs.com